                                                                     Exhibit 4.1

                     [FRONT SIDE (Stockholder Certificate)]

CERTIFICATE NO. ___________                  __________________________________
                                                Number of Rights Represented
                                                    by this Certificate

    ALL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON APRIL 6, 1998

                   SUBSCRIPTION RIGHTS CERTIFICATE FOR SHARES
                     OF WAHLCO ENVIRONMENTAL SYSTEMS, INC.
                            (a Delaware corporation)

     The person named herein, or assigns, is entitled to subscribe for shares of Common Stock, which, upon issuance, will have a par value of $.01 per share (the "Shares"), of Wahlco Environmental Systems, Inc. (a Delaware corporation) (the "Company"), by the ratio of one Share for one Right at the subscription price of $.10, upon the terms and conditions set forth in the Company's Prospectus/Proxy Statement, dated February 4, 1998.

     ONE RIGHT AND THE SUBSCRIPTION PRICE SHOWN ABOVE ARE NEEDED TO SUBSCRIBE FOR ONE SHARE.

     In order to exercise or transfer Rights, the appropriate form on the reverse side must be completed and signed. Please read the accompanying instruction sheet before completing any form.

                                                   ---------------------------
                                                       Registered Owner

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                     [BACK SIDE (Shareholder Certificate)]

                         RETURN TO SUBSCRIPTION AGENT

       By Mail

FORM 1 - TO SUBSCRIBE FOR SHARES:
I hereby irrevocably exercise Rights to subscribe for the number of shares of Common Stock indicated below, on the terms specified in the Company's Prospectus/Proxy Statement, dated February 4, 1998 (the receipt of which is hereby acknowledged).

(a)  Number of rights owned (stated on reverse
     side of this Rights Certificate)
                                       ----------
                         Rights
     ------------------

(b)  Number of shares of Common Stock subscribed
     for                             Shares
         ---------------------------


(c) Cost (Number of Shares listed in (b) above times $.10)

     --------------------------------------------

     --------------------------------------------
     Subscriber's Signature(s)


     --------------------------------------------

     --------------------------------------------
     Address


     --------------------------------------------
     Telephone Number


                    By Hand

FORM 2 - TO TRANSFER RIGHTS OR TO SELL
RIGHTS: For money received, the number of Rights indicated below are herein irrevocably assigned to the person(s) indicated below.

(a)  Number of Rights to be Transferred:

                                        Rights
     ----------------------------------

(b)
     --------------------------------------------
     Name of Transferee


     --------------------------------------------
     Address

    --------------------------------------------
     Telephone Number

     --------------------------------------------
     Signature(s) of Registered Owner(s)

     --------------------------------------------

     --------------------------------------------
     Address

     --------------------------------------------
     Telephone Number


     Signatures guaranteed by

     --------------------------------------------


FORM 3 - EXERCISING BROKER-DEALER:
The Rights exercised hereby have been so exercised through the efforts or facilities of the following broker-dealer:

Firm:
     --------------------------------------------

Authorized
Signature:
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